GOODWILL	12 Months Ended
Dec. 31, 2024
Intangible assets and goodwill [abstract]
GOODWILL	GOODWILL

(US$ MILLIONS)	2024	2023
Balance at beginning of year	$14,129	$15,479
Acquisitions through business combinations	50	189
Impairment (1)	(793)	(605)
Dispositions (2)	(638)	(1,091)
Assets reclassified as held for sale	14	—
Foreign currency translation	(523)	157
Balance at end of year	$12,239	$14,129
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(1)Includes a goodwill impairment of $661 million (2023: $599 million) at the partnership’s healthcare services for the year ended December 31, 2024.
(2)See Note 9 for additional information.
The partnership evaluates goodwill for impairment on an annual basis, or more often if events or circumstances indicate there may be an impairment. To determine whether goodwill is impaired, the partnership compares the carrying amount of its cash-generating units to which goodwill has been allocated to their recoverable amounts. The recoverable amounts of the partnership’s cash-generating units are determined by calculating their value in use. For each cash-generating unit, this involves estimating expected future cash flows based on forecasted revenues and margins, determining an appropriate discount rate and aggregating discounted expected cash flows to arrive at value in use. The most significant assumptions used in this determination are revenue growth rates, discount rates, and perpetuity growth rates which individually range from 4.6% to 12.1%, 8.7% to 11.9%, and 0.8% to 3.0%, respectively (2023: 4.3% to 16.2%, 8.4% to 16.7%, and 0.8% to 11.5%, respectively). These assumptions and inputs are forecasted over a period of 5 years except for cases where a longer period can be justified for certain cash-generating units and are based on market information and internal management forecasts, reflective of historical experience and macroeconomic expectations.
During the year ended December 31, 2024, the partnership recorded a goodwill impairment loss of $661 million (2023: $599 million) on a cash-generating unit within the business services segment. The impairment is related to the partnership’s investment in healthcare services due to revised expectations of cash flows as a result of updated estimates for hospital admissions, revenue rates and operating costs. The recoverable amount calculated to assess goodwill impairment was based on an estimate of value in use using a discounted cash flow analysis incorporating unobservable inputs.
As at December 31, 2024, the recoverable amounts of the partnership’s remaining cash-generating units with material goodwill balances were greater than their carrying values with significant headroom.
Goodwill, net of accumulated impairment losses, is allocated to the following cash-generating units as at December 31, 2024 and 2023:

(US$ MILLIONS)	2024	2023
Dealer software and technology services operation	$4,448	$4,424
Engineered components manufacturing operation	1,785	1,814
Advanced energy storage operation	1,639	1,743
Modular building leasing services	1,797	1,905
Lottery services operation	1,192	1,210
Healthcare services	—	690
Other operations	1,378	2,343
Total	$12,239	$14,129